UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2019

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of small business issuer as specified in its charter)

1620 Beacon Place, Oxnard, California 93033

(Address of principal executive offices)

(805) 824-0410

(Issuer’s telephone number)

Delaware	333-204857	37-1765151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1620 Beacon Place, Oxnard, California	93033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (805) 824-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☐

EXPLANATORY NOTE

Cure Pharmaceutical Holding Corp. (the “Company”) is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend and supplement its previously filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2019 (hereinafter referred to as the “Initial Form 8-K”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Initial Form 8-K to include (i) audited financial statements of Chemistry Holdings (“Chemistry Holdings”) for the years ended December 31, 2018 and December 31, 2017; (ii) unaudited pro forma combined balance sheet for the Company and Chemistry Holdings for the year ended December 31, 2018, and (iii) unaudited pro forma combined statement of operations for the Company and Chemistry Holdings for the year ended December 31, 2018, which were permitted pursuant to Item 9 of the Initial Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed. As such, the Company disclosed in the Initial Form 8-K that it would file the required financial statements and furnish the required pro forma financial information within that time frame. However, the preparation of such financial statements and pro forma financial information took longer than the Company anticipated, chiefly due to delays in obtaining necessary information and supporting documents.

In addition, the Merger Agreement is being provided herein to supplement the Item 2.1 of the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited financial statements of Chemistry Holdings for the years ended December 31, 2018 and December 31, 2017, filed as Exhibit 99.1.

(b)	Unaudited Pro Forma Financial Information.

Unaudited Pro Forma condensed consolidated financial statements for the Company and Chemistry Holdings for the year ended December 31,2018 and the accompanying notes to unaudited pro forma consolidated financial statements, filed as Exhibit 99.2

(d) Exhibits

Exhibit Number	Description
2.1	Merger Agreement, dated March 31, 2019.
99.1	Audited financial statements of Chemistry Holdings for the years ended December 31, 2018 and December 31, 2017.
99.2

Unaudited proforma condensed consolidated financial statements for the Company and Chemistry Holdings for the year ended December 31, 2018 and accompanying notes to unaudited pro forma consolidated financial statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Date: December 31, 2019	By:	/s/ Rob Davidson
	Name:	Rob Davidson
	Title:	Chief Executive Officer

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